SUPPLEMENT DATED DECEMBER 2, 2021
to the following variable annuity prospectuses dated May 1, 2021

Talcott Resolution Life Insurance Company Separate Account Seven:

Personal Retirement Manager Series III
Huntington Personal Retirement Manager Series III

Talcott Resolution Life and Annuity Insurance Company Separate Account Seven:

Personal Retirement Manager Series III

This supplement updates certain information in your prospectus for insurance products issued by
Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company

Effective May 1, 2022, in Appendix C, for the products listed above, the AB VPS Balanced Wealth Strategy Portfolio will be changed to AB VPS Balanced Hedged Allocation Portfolio.

This supplement should be retained with your prospectus.

HV-7881